SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                ______________________________


                           Form 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                          May 14, 1997
                         Date of Report
                       (Date of earliest
                        event reported)


            SHURGARD STORAGE CENTERS, INC.
(Exact name of registrant as specified in its charter)

   Washington           0-23466             91-1080141
 (State or other      (Commission         (IRS Employer
 jurisdiction of       File No.)         Identification No.)
 incorporation)

            1201 Third Avenue, Suite 2200
              Seattle, Washington  98101
(Address of principal executive offices, including zip code)

                    (206) 624-8100
 (Registrant's telephone number, including area code)





                                       Exhibit Index on Page 4

Item 5.     Other Events

     On May 14, 1997, Shurgard Storage Centers, Inc. (the "Company") changed its state of incorporation from the state of Delaware to the state of Washington through a merger with a wholly owned subsidiary (the "Reincorporation"). The Reincorporation was approved by the Company's shareholders at the annual meeting of shareholders held on May 13, 1997.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit No.     Description

2.1             Agreement and Plan of Merger, dated May 13,
                1997, between Shurgard Storage Centers,
                Inc., a Delaware corporation, and Shurgard
                Washington Corporation, a Washington
                corporation.

3.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit B contained in the Definitive Additional Proxy Materials on Form DEFA14A filed on April 29, 1997 in connection with the Registrant's 1996 Annual Meeting of Shareholders).

3.2             Designation of Rights and Preferences of
                Series A Junior Participating Preferred
                Stock of Registrant.

3.3             Designation of Rights and Preferences of
                8.80% Series B Cumulative Redeemable
                Preferred Stock of Registrant.

3.4             Restated Bylaws of the Registrant.




                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SHURGARD STORAGE CENTERS, INC.


Dated:  May 15, 1997
                            By /s/ Harrell Beck
                               Harrell Beck, Chief Financial
                               Officer

                             EXHIBIT INDEX


Exhibit No.     Description

2.1             Agreement and Plan of Merger, dated May 13,
                1997, between Shurgard Storage Centers,
                Inc., a Delaware corporation, and Shurgard
                Washington Corporation, a Washington
                corporation.

3.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit B contained in the Definitive Additional Proxy Materials on Form DEFA14A filed on April 29, 1997 in connection with the Registrant's 1996 Annual Meeting of Shareholders).

3.2             Designation of Rights and Preferences of
                Series A Junior Participating Preferred
                Stock of Registrant.

3.3             Designation of Rights and Preferences of
                8.80% Series B Cumulative Redeemable
                Preferred Stock of Registrant.

3.4             Restated Bylaws of the Registrant.